UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2021 (April 10, 2021)

ITEOS THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39401	84-3365066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

iTeos Therapeutics, Inc. 139 Main Street Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (339) 217-0161

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0.001 par value per share	ITOS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

On April 10, 2021, iTeos Therapeutics, Inc., a Delaware corporation (the “Company”), issued a press release titled “iTeos Therapeutics Announces New Preliminary Data Indicating Clinical Activity with its Anti-TIGIT Antibody, EOS-448, at the AACR Annual Meeting 2021.” A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under this Item 7.01 (including Exhibit 99.1) is being furnished herewith and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

The Company from time to time presents and/or distributes to the investment community slide presentations to provide updates and summaries of its business. On April 12, 2021, the Company will host a conference call and webcast to provide and overview of its preliminary data for EOS-448. A copy of its “Immunotherapies to Improve and Extend Lives of People with Cancer - EOS-448 Update” slide presentation is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

Statements contained under this Item 8.01, including Exhibit 99.2, regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to: the initiation, timing and progress of iTeos’ current and future clinical trials and preclinical studies of its product candidatres, including inupadenant and EOS-448 and its research and development programs; iTeos’ ability to successfully establish or maintain collaborations or strategic relationships for its product candidates; and the potential impact of COVID-19 on the Company’s strategy, future operations and clinical trials.

Any forward-looking statements are based on management’s current expectations and beliefs and involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation: uncertainties inherent in clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial will be predictive of the final results of the trial; that the results from the Company’s clinical trials for inupadenant and EOS-448 may not support further development and marketing apporval; the risk that the Company may be unable to gain approval for its product candidates on a timely basis, or at all; the risk that the current COVID-19 pandemic will impact iTeos’ clinical trials and operations and other risks set forth under the caption “Risk Factors” in iTeos’ most recent Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated April 10, 2021

99.2	Copy of iTeos Therapeutics slide presentation dated April 12, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEOS THERAPEUTICS, INC.

Date: April 12, 2021	By:	/s/ Michel Detheux
Michel Detheux
President and Chief Executive Officer